EXHIBIT 99.1


                                  News Release


[COMPANY LOGO]


FOR IMMEDIATE RELEASE                           CONTACT: John R. Festa
                                                         President and CEO
                                                         (678) 264-4400



                               CARECENTRIC REPORTS
                       1ST QUARTER 2003 FINANCIAL RESULTS


ATLANTA, GA (MAY 9, 2003) - CARECENTRIC, INC. (OTC BULLETIN BOARD: CURA), a leading provider of management information systems to the home health care community, reports today its financial results for the calendar quarter ended March 31, 2003. CareCentric reported a 4.3% increase in revenues for the three months ended March 31, 2003 to $5.5 million against revenues of $5.3 million for the three months ended March 31, 2002. The Net Cash provided from Operating Activities during the three months ended March 31, 2003 of $0.6 million represented a $1.8 million improvement when compared against the Use of Net Cash in Operating Activities of $1.2 million reported for the 1st quarter of 2002. Net Income for the three months ended March 31, 2003 was $0.4 million, which represented an increase of $1.0 million over the Net Loss of $0.6 million reported for the three months ended March 31, 2002.

"Our first quarter results for 2003 when compared to the first quarter of 2002 confirms the level of operating stability the Company has achieved over the course of the last year," stated John R. Festa, President and CEO of CareCentric. "Our increase in revenues in the first quarter was generated largely by our maintenance service offerings while our new system sales ran more slowly than expected. New system sales trends have been slow to improve as our customers remain involved in managing implementation of HIPAA regulations, cost reduction efforts in response to the 15% reduction in reimbursement rates and general economic sluggishness."

Mr. Festa added, "While our comparative quarter results are good, our objectives going forward remain clear. We must excel in all areas of customer satisfaction and aggressively work towards the extension of our product enhancement activities and development efforts for the new product platform. We continue to solicit our customers' input towards those objectives through the use of customer service satisfaction surveys and customer advisory boards. Additionally, we are focused on greater marketing efforts and the addition of more service offerings to our customers to improve their satisfaction and capabilities in the use of our products. "

"The Board remains pleased with the financial performance and the actions taken by the Company," said John Reed, Chairman of the Board of Directors. "The Company continues to push its objectives to new levels and despite the sales softness is continuing to meet its financial goals."

CareCentric provides information technology systems and services to over 1,500 customers. CareCentric provides freestanding, hospital-based and multi-office home health care providers (including skilled nursing, private duty, home medical equipment and supplies, IV pharmacy and hospice) complete information solutions that enable these home care operations to generate and utilize comprehensive and integrated financial, operational and clinical information. With offices nationwide, CareCentric is headquartered in Atlanta, Georgia.

Note regarding Private Securities Litigation Reform Act: Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CareCentric's future financial performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause CareCentric's financial performance to differ materially from past results and from those expressed in any forward looking statements include, without limitation, the inability to obtain additional capital resources, variability in quarterly operating results, customer concentration, product performance and acceptance, long sales cycles, long and varying delivery cycles, CareCentric's dependence on business partners, emerging technological standards, risks associated with acquisitions and the risk factors detailed in CareCentric's Registration Statement on Form S-4 (File No. 333-96529) and from time to time in CareCentric's periodic reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.


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


                                CARECENTRIC, INC.
                           CONSOLIDATED BALANCE SHEETS
                                                                          MARCH 31,         DECEMBER 31,
                                                                            2003               2002
                                                                      ----------------- --------------------
                                                                        (unaudited)          (audited)

                                  ASSETS
 Current assets:
     Cash and cash equivalents                                                 $ 1,183              $   826
     Accounts receivable, net of allowance for doubtful
       accounts of $1,087 and $1,307 respectively                                4,318                4,632
     Prepaid expenses and other current assets                                     813                  696
     Notes receivable                                                              180                  215
                                                                      ----------------- --------------------
       Total current assets                                                      6,494                6,369

Purchased software, furniture and equipment, net                                   931                1,036
Intangible assets, net                                                           4,026                4,308
Long term notes receivable                                                         313                  194
                                                                      ----------------- --------------------
       Total assets                                                           $ 11,764             $ 11,907
                                                                      ================= ====================

                LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
     Line of credit                                                            $ 4,125              $ 4,525
     Accounts payable                                                            1,489                1,584
     Accrued compensation expense                                                  480                  556
     Accrued liabilities                                                         6,125                6,113
     Customer deposits                                                           1,380                1,495
     Unearned revenues                                                           4,560                4,223
                                                                      ----------------- --------------------
       Total current liabilities                                                18,159               18,496

Accrued liabilities, less current portion                                            -                  150

Note payable long-term                                                           8,647                8,520

Commitments and contingencies

Shareholders' deficit
     Preferred Stock: 10 shares authorized
     Series B Preferred, $.001 par value;
       5,600  issued and outstanding; liquidation value $1.37                        6                    6
     Series D Preferred, $.001 par value;
       398  issued and outstanding; liquidation value $3.14                          -                    -
     Series E Preferred, $.001 par value;
       210 issued and outstanding; liquidation value $1.04                           -                    -
     Common stock,  $.001 par value; 20 shares  authorized;  4,371,350 shares issued and outstanding at March 31, 2003 and
       December 31, 2002                                                             4                    4
     Unearned compensation                                                        (117)                (134)
     Additional paid-in capital                                                 20,430               20,430
     Stock warrants                                                                  1                    1
     Accumulated deficit                                                       (36,365)             (36,565)
                                                                      ----------------- --------------------
       Total shareholders' deficit                                             (15,042)             (15,259)
                                                                      ----------------- --------------------

       Total liabilities and shareholders' deficit                            $ 11,764             $ 11,907
                                                                      ================= ====================


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

                                CARECENTRIC, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                               THREE MONTHS ENDED MARCH 31,
                                            ------------------------------------

                                                 2003                2002
                                            ----------------   -----------------
                                              (unaudited)        (unaudited)

Net revenues                                 $        5,478     $         5,253

Costs and expenses:
  Cost of revenues                                    1,823               1,676
  Selling, general and administrative                 2,217               2,699
  Research and development                              835                 947
  Amortization and depreciation                         394                 425
                                            ----------------   -----------------
  Total costs and expenses                            5,269               5,747
                                            ----------------   -----------------

Income (loss) from operations                           209                (494)

Other income (expense):
  Interest expense                                     (174)               (168)
  Interest and other income                             343                  (2)
                                            ----------------   -----------------
Income (loss) before taxes                              378                (664)
                                            ----------------   -----------------

  Income tax benefit (expense)                          (23)                  -

Net Income (loss)                                       355                (664)
                                            ----------------   -----------------

  Cumulative Preferred Dividends                       (155)               (180)
                                           ----------------   -----------------
Net Income (loss) available to common
  shareholders                               $          200     $          (844)
                                            ================   =================

Net Income (loss) per share - basic and
  diluted                                    $         0.08     $         (0.15)
                                            ================   =================

Net Income (loss) per share - basic and
  diluted available to common shareholders   $         0.05     $         (0.19)
                                            ================   =================

Weighted average common shares -
  basic and diluted                                   4,371               4,371
                                            ================   =================




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

                                CARECENTRIC, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOW

                                                       Three Months ended March 31,
                                                      ------------------------------
                                                          2003            2002
                                                      -------------  ---------------
                                                        (unaudited)     (unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (loss)                                      $       200    $        (844)

ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH
  (USED IN) PROVIDED BY OPERATING ACTIVITIES:
   Provision for doubtful accounts                               -              157
   Amortization and depreciation                               394              425
      Stock based compensation charge to earnings               17               23

CHANGES IN ASSETS AND LIABILITIES:
   Accounts receivable                                         314           (1,406)
   Prepaid expenses and other current assets                  (117)              19
   Notes receivable                                           (120)              37
   Accounts payable                                            (95)             447
   Accrued compensation                                        (76)             (50)
   Accrued liabilities                                        (138)            (167)
   Customer deposits                                          (115)              26
     Unearned revenues                                         337              126
                                                      -------------  ---------------
     Net cash provided by / (used in) operating
       activities                                              601           (1,207)
                                                      -------------  ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of software, furniture and equipment                   (6)             (19)
                                                      -------------  ---------------
   Net cash provided by / (used in) investing
     activities                                                 (6)             (19)
                                                      -------------  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from notes payable                                 127                1
   Increase (decrease) in line of credit                      (400)             395
   Payments on capital lease obligation                          -               (9)
   Proceeds from Consulting note receivable                     35               96
                                                      -------------  ---------------
      Net cash provided by / (used in) financing
        activities                                            (238)           1,482

        Net change in cash and cash equivalents                357              256

Cash and cash equivalents, beginning of period                 826              201
                                                      -------------  ---------------

Cash and cash equivalents, end of period               $     1,183    $         457
                                                      =============  ===============

Cash paid during period for interest                   $        63    $          81




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